UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Stephanie A. Capistron, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110–2605

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2022

Date of reporting period:	September 1, 2021 – August 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam Sustainable Leaders ETF

**Annual report**
**8 | 31 | 22**

**Growth funds** look for stocks of companies that have the potential to grow over time.

**FUND SYMBOL**
PLDR

Putnam
Sustainable Leaders
ETF

Annual report
8 | 31 | 22

Message from the Trustees

October 13, 2022

Dear Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced declines, and U.S. gross domestic product decreased slightly in the first and second quarters. Consumers and businesses have grappled with multidecade-high inflation. In response, the U.S. Federal Reserve has been raising interest rates to contain price pressures, and certain economic indicators have begun to show improvement.

While this challenging environment may test investors’ patience, you can be confident that Putnam portfolio managers are actively working for you. They are assessing risks while researching new and attractive investment opportunities for your fund.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value. See below and pages 8–9 for additional performance information, including fund returns at market price. Index results should be compared with fund performance at net asset value. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, call 1-833-228-5577 toll free.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/22. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 12.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Sustainable Leaders ETF

How was the investing environment for U.S. stocks during the 12-month reporting period?

STEPHANIE It was an extremely challenging period for financial markets, particularly in the second half. Early in the period, stocks delivered gains but markets were volatile due to concerns about rising inflation and the spread of Covid-19 variants. Also, many businesses were challenged by cost pressures brought on by supply chain disruptions and shortages in materials, parts, and labor. Despite these issues, major stock market indexes reached all-time highs in 2021, boosted in part by strong earnings results from many businesses. U.S. stocks closed the 2021 calendar year near record highs, marking their third consecutive year of gains.

After the solid finish to 2021, serious new challenges emerged in early 2022. On February 24, Russia launched a large-scale invasion of Ukraine, rattling global financial markets. At the mid-point of 2022, the S&P 500 Index recorded its worst first half since 1970. Data showed inflation reached a 20-year high of 9.1% in June. The equity sell-off rattled the Treasury market, and the yield curve inverted, which often is an indicator of a recession. Corporate

Sustainable Leaders ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 8/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Sustainable Leaders ETF

earnings outlooks declined for several large firms, and growth-oriented consumer and technology companies were hit particularly hard by concerns about interest-rate hikes, surging Treasury yields, and the increasing risk of an economic slowdown.

How did the fund perform in this environment?

KATHERINE In this challenging 12-month reporting period, the fund returned –19.58%, and its benchmark, the S&P 500 Index, returned –11.23%.

Could you discuss some holdings that detracted from the fund’s performance during the period?

STEPHANIE The top detractor was DocuSign, a company that specializes in electronic document management, including its eSignature product and its Agreement Cloud suite of products. During the period, the company reported decelerating billings growth, although the trend was still strong in absolute terms. In 2020 and early 2021, DocuSign benefited as customers quickly transitioned to work-from-home settings. We believe this likely pulled forward some future sales, and the robust incoming demand distracted the sales team from growing the broader Agreement Cloud business. At the close of the period, DocuSign was sold out of the portfolio. This was due to our concerns about the meaningful shift in sales strategy that was underway, which is likely to take time before positively impacting financial results.

KATHERINE Software company Adobe was another detractor during the period. Adobe, which is aligned with our Thriving Public theme, helps businesses and individuals design and deliver creative digital experiences. Its products help improve document productivity and offer more efficient ways to edit and collaborate on documents. Like many other software companies during the period, Adobe reported decelerating revenue growth and a disappointing outlook. We believe Adobe will continue to be a leader in its core markets. Its addressable markets continued to expand, and the company continued to generate strong earnings and cash flow growth.

ADVANTAGES OF AN ACTIVE ETF

This ETF (exchange-traded fund) is an actively managed, semi-transparent ETF, making it different from a passive ETF or a traditional active ETF. As a semi-transparent ETF, it does not disclose all of the portfolio holdings on a daily basis. Instead, the fund discloses a daily tracking basket, which helps to protect information about portfolio holdings and their weightings from traders who might try to mimic the trades of the portfolio managers.

Active ETFs may be one of the most cost-effective ways for you to take advantage of active management strategies. They offer:

• Potential for outperformance: Active strategies pursue above-benchmark returns through investment research and portfolio positioning.

• Active risk management: Proactive research helps to identify better risk/reward potential and seeks to reduce unintended risk.

• Professional oversight: Experienced portfolio managers help active ETFs balance risk and return while delivering the ETF’s structural benefits.

Sustainable Leaders ETF 5

What were some holdings that contributed to relative performance during the period?

STEPHANIE Among the top contributors was Constellation Energy, a utility company that is the nation’s largest producer of carbon-free and low-emissions nuclear energy. The company is aligned with our Thriving Planet theme. It is a leading supplier of energy products and services aimed at helping customers manage their energy use and become more energy efficient. Constellation has its own greenhouse gas reduction goals as well as ambitious plans to use its power generation for “clean energy centers,” which will help provide customers with very low, or zero, emission power.

KATHERINE Eli Lilly was another key contributor during the period. The business continued to grow its revenues and earnings, driven primarily by Covid-19 antibody sales and the company’s industry-leading diabetes franchise. The company is aligned with our Thriving People theme. It makes drugs that address important needs for patients — such as insulin for diabetes — that often are not directly correlated to economic cycles. The company also reported strong data on its growing obesity treatment franchise. It has also made promising strides toward treatments for Alzheimer’s disease. We believe Lilly’s leadership in both these areas has the potential to contribute meaningfully to future earnings.

What is your outlook for the months ahead?

STEPHANIE We believe that continued stock market volatility is a possibility, and we remain attuned to issues such as rising inflation, increasing labor costs, and supply chain disruptions that may lead to slower growth. While we take the macroeconomic backdrop into consideration, as long-term investors, we are careful to avoid getting caught up in short-term thinking and overreacting to economic news. In many cases, volatility can be beneficial, as it allows us to reevaluate companies at more attractive prices. We can engage with management teams about dynamic conditions, incorporate changing information into our research, and ultimately position our portfolios for potential outperformance.

We continue to believe that the key driver of long-term fund performance should be our stock selection decisions. And, for companies in the portfolio, certain environmental, social, and governance factors are relevant and material to their long-term business fundamentals. We remain excited about the number of

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Sustainable Leaders ETF

businesses that offer compelling sustainability characteristics, strong fundamentals, and reasonable valuations.

Thank you, Katherine and Stephanie, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Sustainable Leaders ETF 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2022, the end of its most recent fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577.

Annualized fund performance Total return for periods ended 8/31/22

	Life of fund	1 year
Net asset value	–9.39%	–19.58%
Market price	–9.27	–19.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees.

Comparative annualized index returns For periods ended 8/31/22

	Life of fund	1 year
S&P 500 Index	–3.00%	–11.23%
Lipper Multi-Cap Growth Funds category median*	–14.73	–26.83

Index and Lipper results should be compared to fund performance at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 1-year and life-of-fund periods ended 8/31/22, there were 442 and 438 funds, respectively, in this Lipper category.

Past performance does not indicate future results.

8 Sustainable Leaders ETF

Fund price and distribution information For the 12-month period ended 8/31/22

Distributions
Number	1
Income	$0.107
Capital gains	—
Total	$0.107
Share value	Net asset value	Market price
8/31/21	$27.44	$27.45
8/31/22	21.98	22.01

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Annualized fund performance as of most recent calendar quarter

Total return for periods ended 9/30/22

	Life of fund	1 year
Net asset value	–14.27%	–21.58%
Market price	–14.23	–21.62

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Total annual operating expenses for the fiscal year ended 8/31/21*	0.59%
Annualized expense ratio for the six-month period ended 8/31/22†	0.59%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expenses are based on estimated amounts for the current fiscal year.

† Expense ratio is for the fund’s most recent fiscal half year. As a result of this, the ratio may differ from the expense ratio based on one-year data in the financial highlights.

Sustainable Leaders ETF 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment from 3/1/22 to 8/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$2.81
Ending value (after expenses)	$892.80

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/22.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/22, use the following calculation method. To find the value of your investment on 3/1/22, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$3.01
Ending value (after expenses)	$1,022.23

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/22.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

10 Sustainable Leaders ETF

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments and the market may not favor growth-style investing. Investments in small and midsize companies increase the risk of greater price fluctuations.

From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries, or sectors. International investing involves currency, economic, and political risks. Investing with a focus on companies whose products and services produce positive environmental, social, and economic development impact may result in the fund investing in certain types of companies, industries, or sectors that underperform the market as a whole. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Sustainable Leaders ETF 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

12 Sustainable Leaders ETF

Other information for shareholders

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. Putnam ETF proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period ended June 30, 2022, are available at putnam.com under the About Putnam section and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in June 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Sustainable Leaders ETF 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share.

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Sustainable Leaders ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam Sustainable Leaders ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Sustainable Leaders ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2022 and for the period May 25, 2021 (commencement of operations) through August 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year ended August 31, 2022, and the changes in its net assets and the financial highlights for the year ended August 31, 2022 and for the period May 25, 2021 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 13, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Sustainable Leaders ETF 15

The fund’s portfolio 8/31/22

COMMON STOCKS (96.9%)*	Shares	Value
Banks (4.1%)
Bank of America Corp.	3,794	$127,516
First Republic Bank/CA	403	61,187
Webster Financial Corp.	1,281	60,271
		248,974
Biotechnology (3.4%)
Amgen, Inc.	535	128,561
Regeneron Pharmaceuticals, Inc. †	132	76,700
		205,261
Capital markets (4.6%)
BlackRock, Inc.	89	59,309
Charles Schwab Corp. (The)	1,439	102,097
KKR & Co., Inc.	1,110	56,122
TPG, Inc.	1,998	58,661
		276,189
Chemicals (4.0%)
Eastman Chemical Co.	712	64,792
Ecolab, Inc.	311	50,951
Ginkgo Bioworks Holdings, Inc. †	7,313	19,672
Linde PLC	388	109,750
		245,165
Containers and packaging (1.1%)
Ball Corp.	1,160	64,740
		64,740
Electric utilities (3.8%)
Constellation Energy Corp.	1,387	113,165
NextEra Energy, Inc.	1,356	115,341
		228,506
Entertainment (1.9%)
Walt Disney Co. (The) †	1,043	116,899
		116,899
Equity real estate investment trusts (REITs) (3.0%)
American Tower Corp.	410	104,161
Boston Properties, Inc.	975	77,444
		181,605
Food and staples retailing (2.9%)
Walmart, Inc.	1,327	175,894
		175,894
Food products (2.1%)
McCormick & Co., Inc. (non-voting shares)	1,493	125,517
		125,517
Health-care equipment and supplies (3.1%)
Boston Scientific Corp. †	2,995	120,728
Cooper Cos., Inc. (The)	229	65,824
		186,552
Health-care providers and services (3.0%)
UnitedHealth Group, Inc.	346	179,688
		179,688

16 Sustainable Leaders ETF

COMMON STOCKS (96.9%)* cont.	Shares	Value
Hotels, restaurants, and leisure (5.0%)
Chipotle Mexican Grill, Inc. †	69	$110,179
Hilton Worldwide Holdings, Inc.	1,034	131,690
Starbucks Corp.	752	63,221
		305,090
Independent power and renewable electricity producers (1.1%)
AES Corp. (The)	2,612	66,475
		66,475
Internet and direct marketing retail (5.0%)
Amazon.com, Inc. †	2,162	274,077
Etsy, Inc. †	249	26,297
		300,374
IT Services (2.5%)
PayPal Holdings, Inc. †	241	22,519
Visa, Inc. Class A	638	126,777
		149,296
Life sciences tools and services (4.4%)
Danaher Corp.	450	121,460
Thermo Fisher Scientific, Inc.	263	143,419
		264,879
Machinery (6.0%)
Deere & Co.	283	103,366
Fortive Corp.	2,043	129,383
Ingersoll Rand, Inc.	2,724	129,036
		361,785
Multiline retail (1.5%)
Target Corp.	549	88,027
		88,027
Personal products (0.8%)
Unilever PLC ADR (United Kingdom)	1,115	50,610
		50,610
Pharmaceuticals (4.2%)
Eli Lilly and Co.	511	153,929
Merck & Co., Inc.	1,186	101,237
		255,166
Road and rail (1.8%)
Union Pacific Corp.	481	107,989
		107,989
Semiconductors and semiconductor equipment (3.6%)
Applied Materials, Inc.	598	56,254
ASML Holding NV (NY Reg Shares) (Netherlands)	111	54,383
NVIDIA Corp.	245	36,980
Texas Instruments, Inc.	417	68,893
		216,510
Software (15.1%)
Adobe, Inc. †	328	122,488
Intuit, Inc.	164	70,812
Microsoft Corp.	1,976	516,663
Roper Technologies, Inc.	250	100,645
salesforce.com, Inc. †	672	104,913
		915,521

Sustainable Leaders ETF 17

COMMON STOCKS (96.9%)* cont.	Shares	Value
Specialty retail (0.6%)
Home Depot, Inc. (The)	126	$36,341
		36,341
Technology hardware, storage, and peripherals (7.6%)
Apple, Inc.	2,938	461,912
		461,912
Textiles, apparel, and luxury goods (0.7%)
Levi Strauss & Co. Class A	2,647	44,708
		44,708
Total common stocks (cost $6,434,792)		$5,859,673

SHORT-TERM INVESTMENTS (3.0%)*	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Investor Class 2.17%	179,567	$179,567
Total Short-term investments (cost $179,567)		$179,567

TOTAL INVESTMENTS
Total investments (cost $6,614,359)	$6,039,240

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2021 through August 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $6,044,094.
†	This security is non-income-producing.
For investments in State Street Institutional U.S. Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

18 Sustainable Leaders ETF

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$116,899	$—	$—
Consumer discretionary	774,540	—	—
Consumer staples	352,021	—	—
Financials	525,163	—	—
Health care	1,091,546	—	—
Industrials	469,774	—	—
Information technology	1,743,239	—	—
Materials	309,905	—	—
Real estate	181,605	—	—
Utilities	294,981	—	—
Total common stocks	5,859,673	—	—
Short-term investments	179,567	—	—
Totals by level	$6,039,240	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders ETF 19

Statement of assets and liabilities 8/31/22

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,614,359)	$6,039,240
Dividends receivable	8,041
Total assets	6,047,281

LIABILITIES
Payable for compensation of Manager (Note 2)	3,187
Total liabilities	3,187

Net assets	$6,044,094

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$7,068,343
Total distributable earnings (Note 1)	(1,024,249)
Total — Representing net assets applicable to capital shares outstanding	$6,044,094

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($6,044,094 divided by 275,001 shares)	$21.98

The accompanying notes are an integral part of these financial statements.

20 Sustainable Leaders ETF

Statement of operations Year ended 8/31/22

INVESTMENT INCOME
Dividends (net of foreign tax of $160)	$76,597
Total investment income	76,597

EXPENSES
Compensation of Manager (Note 2)	40,305
Total expenses	40,305

Net expenses	40,305

Net investment income	36,292

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(466,422)
Securities from in-kind transactions (Notes 1 and 3)	49,465
Total net realized loss	(416,957)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(1,097,779)
Total change in net unrealized depreciation	(1,097,779)

Net loss on investments	(1,514,736)

Net decrease in net assets resulting from operations	$(1,478,444)

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders ETF 21

Statement of changes in net assets

		For the period
		5/25/21
		(commencement
	Year ended	of operations)
INCREASE (DECREASE) IN NET ASSETS	8/31/22	to 8/31/21
Operations
Net investment income	$36,292	$5,936
Net realized loss on investments	(416,957)	(3,819)
Change in net unrealized appreciation (depreciation)
of investments	(1,097,779)	522,660
Net increase (decrease) in net assets resulting
from operations	(1,478,444)	524,777
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(29,425)	—
Proceeds from shares sold (Note 4)	645,172	4,520,523
Decrease from shares redeemed (Note 4)	(638,509)	—
Total increase (decrease) in net assets	(1,501,206)	5,045,300

NET ASSETS
Beginning of period (Note 5)	7,545,300	2,500,000
End of period	$6,044,094	$7,545,300

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	275,001	100,000
Shares sold (Note 4)	25,000	175,001
Shares redeemed (Note 4)	(25,000)	—
Shares outstanding at end of period	275,001	275,001

The accompanying notes are an integral part of these financial statements.

22 Sustainable Leaders ETF

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		For the period 5/25/21
		(commencement
	Year ended	of operations)
	8/31/22	to 8/31/21
Net asset value, beginning of period	$27.44	$25.00
Investment operations:
Net investment income (loss) [a]	.13	.03
Net realized and unrealized
gain (loss) on investments	(5.48)	2.41
Total from investment operations	(5.35)	2.44
Less distributions:
From net investment income	(.11)	—
Total distributions	(.11)	—
Net asset value, end of period	$21.98	$27.44
Total return at net asset value (%) [b]	(19.58)	9.76*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$6,044	$7,545
Ratio of expenses to average
net assets (%) [c]	.59	.16*
Ratio of net investment income
(loss) to average net assets (%)	.53	.11*
Portfolio turnover (%) [d]	40	14*

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders ETF 23

Notes to financial statements 8/31/22

Within the following Notes to financial statements, references to “ETF” represent exchange-traded fund, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2021 through August 31, 2022.

Putnam Sustainable Leaders ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF that operates pursuant to an exemptive order from the SEC. The fund’s investment objective is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies that Putnam Management believes exhibit a commitment to financially material sustainable business practices. In evaluating investments for the fund, we view “financially material sustainable business practices” as business practices that Putnam Management believes are reasonably likely to impact the financial condition or operating performance of a company and that relate to environmental, social, or corporate governance issues. Putnam Management identifies relevant environmental, social, or corporate governance issues on a sector-specific basis using an internally developed materiality map, which is informed by the sustainability issues identified by the Sustainability Accounting Standards Board as material to companies within a particular industry. As part of this analysis, Putnam Management may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation and diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. Stocks of companies that exhibit a commitment to financially material sustainable business practices are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose revenues, earnings, or cash flows are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s sustainable business practices (as described above), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies.

Under normal circumstances, the fund invests at least 80% of the value of its net assets in securities that meet our sustainability criteria. These criteria are based on a proprietary materiality map that is informed by the sustainability issues identified as material by the Sustainability Accounting Standards Board. In applying these criteria, Putnam Management will assign each company a proprietary environmental, social and/or corporate governance (ESG) rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet our sustainability criteria for purposes of this investment policy, a company must be rated 2 or 1 by us. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. In selecting each investment, Putnam Management focus on companies that have a demonstrated commitment to sustainable business practices in areas that are relevant and material to their long-term financial returns and risk profiles. Putnam Management believes that companies that have exhibited such a commitment also often demonstrate potential for strong financial growth. This commitment may be reflected through ESG policies, practices, or outcomes. The fund’s approach to sustainable investing incorporates fundamental research together with consideration of ESG factors. Environmental factors include, for example, a company’s carbon intensity and use of resources like water or minerals. Sustainability measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supply from renewable sources, or improve product design to be less resource intensive. Social factors include, for example, labor practices and supply chain management. Sustainability measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of supplier relationships and working conditions. Corporate governance factors include, for example, board composition and executive compensation. Sustainability measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s strategic sustainability objectives. The integrated approach of the fund combines analysis of the growing body of ESG data and deep fundamental analysis and looks for companies that demonstrate leadership, beyond compliance, on relevant sustainability issues. The characteristics that Putnam Management may use when considering sustainability leadership include:

1) Materiality. The company is focused on sustainability issues that are relevant to long term business success.

(2) Creativity and proactiveness. The company’s sustainability characteristics go beyond compliance to demonstrate heightened commitment.

24 Sustainable Leaders ETF

(3) Transparency. The company’s goals are specific, with candid and consistent progress reporting.

(4) Impact. The sustainability characteristics create benefits that are meaningful both at the company and more broadly.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

Sustainable Leaders ETF 25

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Dividend income, net of any applicable withholding taxes, if any, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Lines of credit Effective October 15, 2021, the fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$342,987	$86,010	$428,997

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from realized gains and losses on passive foreign investment companies and from redemptions-in-kind gain/loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $7,495 to increase undistributed net investment income, $41,157 to increase paid-in capital and $48,652 to increase accumulated net realized loss.

26 Sustainable Leaders ETF

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$229,703
Unrealized depreciation	(845,610)
Net unrealized depreciation	(615,907)
Undistributed ordinary income	20,655
Capital loss carryforward	(428,997)
Cost for federal income tax purposes	$6,655,147

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.59% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses. All costs related to organization and offering of the Trust were borne by the Manager.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% (prior to September 23, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund managed by PIL.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$2,686,286	$2,678,503
U.S. government securities (Long-term)	—	—
Total	$2,686,286	$2,678,503

Portfolio securities received or delivered through in-kind transactions were $581,329 and $574,261, respectively.

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Sustainable Leaders ETF 27

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of changes in net assets.

At the close of the reporting period, Putnam Investment Holdings, LLC owned 200,001 shares of the fund (72.7% of shares outstanding), valued at $4,396,022.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on December 22, 2020. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,500,000 by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on May 25, 2021.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

28 Sustainable Leaders ETF

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

Sustainable Leaders ETF 29

* Mr. Cooper is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is Executive Vice President and Chief Operating Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam exchange-traded funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2022, there were four Putnam exchange-traded funds. All Trustees serve as Trustees of all Putnam exchange-traded funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

30 Sustainable Leaders ETF

Officers

In addition to Aaron M. Cooper, CFA, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Caitlin Robinson (Born 1983)
Vice President and Chief Compliance Officer	Assistant Secretary
Since 2021	Since 2021
Chief Compliance Officer and Chief Risk Officer,	Senior Counsel, Putnam Investments and
Putnam Investments, and Chief Compliance Officer,	Putnam Management
Putnam Management
Janet C. Smith (Born 1965)
Peter Fariel (Born 1957)	Vice President, Principal Financial Officer, Principal
Secretary	Accounting Officer, and Treasurer
Since 2021	Since 2021
Deputy General Counsel, Putnam Investments and	Head of Fund Administration Services, Putnam
Putnam Management	Investments and Putnam Management

Richard T. Kircher (Born 1962)	Stephen J. Tate (Born 1974)
Vice President and BSA Compliance Officer	Vice President and Chief Legal Officer
Since 2021	Since 2021
Assistant Director, Operational Compliance, Putnam	General Counsel, Putnam Investments, Putnam
Investments and Putnam Retail Management	Management, and Putnam Retail Management

Susan G. Malloy (Born 1957)	Mark C. Trenchard (Born 1962)
Vice President and Assistant Treasurer	Vice President
Since 2021	Since 2021
Head of Accounting and Middle Office Services,	Director of Operational Compliance, Putnam
Putnam Investments and Putnam Management	Investments and Putnam Retail Management

Venice Monagan (Born 1977)
Assistant Secretary
Since 2021
Senior Counsel, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Sustainable Leaders ETF 31

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Susan G. Malloy
Putnam Investment	Liaquat Ahamed, Chair	Vice President and
Management, LLC	Aaron M. Cooper	Assistant Treasurer
100 Federal Street	Katinka Domotorffy
Boston, MA 02110	Catharine Bond Hill	Alan G. McCormack
	Mona K. Sutphen	Vice President and
Investment Sub-Advisor		Derivatives Risk Manager
Putnam Investments Limited	Officers
16 St James’s Street	Aaron M. Cooper	Venice Monagan
London, England SW1A 1ER	Executive Vice President	Assistant Secretary
and Chief Operating Officer
Distribution Services		Caitlin Robinson
Foreside Fund Services, LLC	James F. Clark	Assistant Secretary
Three Canal Plaza, Suite 100	Vice President and
Portland, ME 04101	Chief Compliance Officer	Janet C. Smith
Vice President,
Custodian	Peter Fariel	Principal Financial Officer,
State Street Bank	Secretary	Principal Accounting Officer,
and Trust Company		and Treasurer
Richard T. Kircher
Legal Counsel	Vice President and	Stephen J. Tate
Dechert LLP	BSA Compliance Officer	Vice President and
Chief Legal Officer
Independent Registered	Martin Lemaire
Public Accounting Firm	Vice President and	Mark C. Trenchard
PricewaterhouseCoopers LLP	Derivatives Risk Manager	Vice President

32 Sustainable Leaders ETF

Call 1-833-228-5577 Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Sustainable Leaders ETF 33

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that Dr. Hill qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2022	$20,034	$ —	$2,226	$ —
August 31,2021*	$18,900	$ —	$2,100	$ —

*	For the period May 25, 2021 (commencement of operations) to August 31, 2021

For the fiscal years ended August 31, 2022 and August 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $300,509 and $266,999 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit Committee. The Audit Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2022	$ —	$298,283	$ —	$ —
August 31, 2021*	$ —	$264,899	$ —	$ —

*	For the period May 25, 2021 (commencement of operations) to August 31, 2021

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith. In addition, the Code of Ethics of Putnam ETF Trust is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Aaron Cooper Aaron Cooper Principal Executive Officer

Date: October 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 28, 2022